UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 31, 2007

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

26901 Malibu Hills Road
Calabasas Hills, California 91301
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(818) 871-3000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01  OTHER EVENTS

In a press release dated August 31, 2007, The Cheesecake Factory Incorporated announced that it opened its 10th Grand Lux Cafe at the Garden State Plaza in Paramus, New Jersey on August 30, 2007.  The restaurant contains approximately 13,500 square feet and 350 seats.

The full text of this press release is attached as Exhibit 99.1 to this report and is herein incorporated by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	99.1	Press release dated August 31, 2007 entitled, “The Cheesecake Factory Opens Grand Lux Cafe in Paramus, New Jersey”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 31, 2007		THE CHEESECAKE FACTORY INCORPORATED

		By:	/s/ MICHAEL J. DIXON
Michael J. Dixon Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated August 31, 2007 entitled, “The Cheesecake Factory Opens Grand Lux Cafe in Paramus, New Jersey”